SUPPLEMENT TO THE PROSPECTUS

Supplement dated February 13, 2025, to the Prospectus dated October 28, 2024.

MFS® International Equity Fund

Effective May 1, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Harry Purcell	May 2025	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Daniel Ling has announced his intention to retire effective June 30, 2026, and he will no longer be a portfolio manager of the fund as of that date.

Effective May 1, 2025, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Harry Purcell	Portfolio Manager	Employed in the investment area of MFS since 2012

IIE-SUP-I-021325